UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                              FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934.

Date of Report (Date of Earliest event reported)  February 10, 1999

Commission File Number	  33-16820-D

                        ARETE INDUSTRIES, INC.
         (Exact name of registrant as specified in its charter)

           Colorado                  	 84-1063149
State or other jurisdiction of	       (I.R.S. Employer
incorporation or organization         Identification No.)

      2305 Canyon Blvd., Suite 103 Boulder, CO      80302
    (Address of principal executive offices)      (Zip Code)

                          (303) 247-1313
        (Registrant's telephone number, including area code)

                             None
        	(Former name, former address and former fiscal year,
                   if changed since last report.)

Item 8. Change in Fiscal Year.The Registrant has determined by unanimous consent of directors dated February 10. 1999 to change its fiscal year from fiscal year end March 31, to fiscal year end December 31. A report covering the transition period from March 31, 1998 to December 31, 1998 will be filed under Form 10-KSB.

                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     ARETE INDUSTRIES, INC.

Date February 10, 1999       By:     /SS/  THOMAS P. RAABE
                                   Director Principal Executive Officer